Financial instruments at fair value	12 Months Ended
Mar. 31, 2020
Fair Value Disclosures [Abstract]
Financial instruments at fair value
9	Financial instruments at fair value

The Company complies with ASC 820, “Fair Value Measurements” (“ASC 820”). ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable and inputs derived from or corroborated by observable market data.

Level 3-Inputs are unobservable inputs which reflect the reporting entity's own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

During the fiscal year ended March 31, 2020, the Company purchased listed shares in Hong Kong for trading purposes for approximately $68,000 (2019: $226,000). During the fiscal year ended March 31, 2020, a loss from disposal of financial assets at fair value of approximately $1,000 was recorded (2019: gain of $16,000). A revaluation loss of approximately $5,000 was recorded during the fiscal year ended March 31, 2020 (2019: revaluation gain of $4,000).

At the end of the accounting period, the fair value of the following assets were as follows:

	March 31, 2019				March 31, 2020
$ in thousands
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity investments	102	—	—	102	54	—	—	54

The fair value of equity investments is determined based on quoted price in active markets.